UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 29, 2006


                               HOMEFED CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              1-10153                                33-0304982
       (Commission File Number)          (IRS Employer Identification No.)

     1903 WRIGHT PLACE, SUITE 220, CARLSBAD, CALIFORNIA              92008
          (Address of Principal Executive Offices)                (Zip Code)

                                  (760)-918-8200
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8
Item 8.01 Other Events


HomeFed Corporation ("Company") is engaged, directly and through subsidiaries, in the investment in and development of residential real estate projects in the State of California. As previously disclosed by the Company, one homebuilder that was under contract to purchase lots at the San Elijo Hills project elected not to close on a purchase transaction and forfeited an option payment of $4,300,000. Subsequently, three additional homebuilders have elected not to close on their purchase transactions and forfeited option payments totaling $8,300,000. In the aggregate, these four homebuilders elected not to close on lot purchase transactions covering 257 single family lots for a total purchase price of $116,500,000. In the fourth quarter 2006, the Company will report income of $12,600,000 relating to the forfeited option payments.

After considering these forfeitures, the Company has 441 single family lots available for sale, which are all of the unsold single family lots that remain at the San Elijo Hills project. The market for residential real estate has been in a decline and it is uncertain when it will recover. The Company is not actively marketing these lots for sale, and the Company is unable to predict if or when the local residential real estate market conditions might improve.

As of September  30,  2006,  the carrying  amount of the  Company's  real estate investment in these lots is approximately $41,000,000; the Company estimates that the cost of the remaining development for these single family lots,
including  common  areas,  aggregates  approximately   $13,000,000.

Statements included in this Report may contain forward-looking statements. Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. Factors that could cause actual results to differ materially from any results projected, forecasted, estimated or budgeted or may materially and adversely affect the Company's actual results include, but are not limited to, those set forth in Item 1A, Risk Factors and elsewhere in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and in the Company's other public filings with the Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are applicable only as of the date hereof. The Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this Report or to reflect the occurrence of unanticipated events.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  December 29, 2006

                                           HOMEFED CORPORATION


                                                    /s/ Erin N. Ruhe
                                                    ------------------------
                                           Name:    Erin N. Ruhe
                                           Title:   Vice President, Treasurer
                                                    and Controller